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                                                                   EX.-10.11
                                                                   ---------


                               FORM OF AMENDMENT

                                    TO THE


                              CUSTOMER AGREEMENT

                                     AMONG


            ML GLOBAL HORIZONS L.P.  AND MERRILL LYNCH FUTURES INC.


     This Amendment ("Amendment") is made as of this ___ day of _______, 199_ by and among ML Global Horizons L.P. and Merrill Lynch Futures Inc.


                              W I T N E S S E T H:


          WHEREAS, the parties hereto entered into a Customer Agreement dated as of October 4, 1993 relating to the purchase and sale of commodity futures and forward contracts and commodity options (the "Customer Agreement");


          WHEREAS, the parties hereto wish to amend the Customer Agreement;


          NOW THEREFORE, in consideration of the premises and mutual covenants contained in the Customer Agreement and herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Customer Agreement as follow:


          1.  Brokerage Commissions. The third sentence of the first paragraph
              ---------------------
     of Section 1 of the Customer Agreement is amended as follows:


                    The word "proposed" is deleted; the number "_.___" is deleted and the number "_.____" is substituted therefor; and the Number "_._" is deleted and the number "_._" is substituted therefor.


          2.  Amendment.  This Amendment may not be amended except by the
              ---------
     written consent of each of the parties hereto.


          3.  Counterparts.  This Amendment may be executed in one or more
              ------------
     counterparts, each of which shall, however, together constitute one and the same documents.
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          IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.


                                    ML GLOBAL HORIZONS L.P.


                                    BY:   MERRILL LYNCH INVESTMENT

                                          PARTNERS INC., General Partner



                                    BY:_____________________________________

                                        Name:

                                        Title:


                                    MERRILL LYNCH FUTURES INC.


                                    BY:_____________________________________

                                       Name:

                                       Title: